EXHIBIT 10.1

Consumer Report User Agreement                                        EMPLOYMENT

Amended September 1, 1997

This agreement by and between Avert, Inc. and the company named below ("User") and/or its designated agent(s), consists of the following understandings and conditions:

User certifies and agrees to:

1.   Use  the  services  of  and  the   8.   Recognize  that  information  is
     reports  received  from Avert in        obtained and managed by fallible
     strict   compliance   with   all        sources,  and  that  for the fee
     provisions  of the  Fair  Credit        charged,    Avert    does    not
     Reporting Act (FCRA), Public Law        guarantee or insure the accuracy
     91-508  and the  Americans  with        or  the  depth  of   information
     Disabilities Act (ADA 1990), and        provided.
     all other applicable federal and
     state   laws   and   regulations   9.   Assume  responsibility  for  the
     including   federal   and  state        final    verification   of   the
     equal   opportunity   laws   and        applicant's identity.
     regulations.
                                        10.  Base employment decisions or any
2.   Use the information  provided by        actions  on  the  User's  lawful
     Avert for the  user's  exclusive        policies  and   procedures   and
     use  only,  except  to  disclose        recognize  that Avert  employees
     said  information to the subject        are not  allowed  to render  any
     of   the    report,    and   for        legal     opinions     regarding
     employment  purposes  only,  and        information   contained   in   a
     only    in    accordance    with        consumer report.
     applicable law.
                                        11.  Pay  for  services  based  on  a
3.   Make  a  clear  and  conspicuous        statement system similar to ones
     disclosure  to the  applicant or        used  by  telephone   companies.
     employee,  in  writing  and in a        Terms are NET 30 days.  Accounts
     separate   document,    that   a        in arrears will assume a finance
     consumer  report may be obtained        charge  of 2% per  month  or the
     for employment purposes.                highest  lawful rate,  whichever
                                             is less.  If an account  goes to
4.   Make   a   clear   an   accurate        collection,  User  agrees to pay
     disclosure  to the  applicant or        all     expenses,      including
     employee  if  an   investigative        reasonable legal fees.
     consumer    report    (reference
     check)    will   be    obtained,
     including a statement  informing   12.  Provide  credit  information  on
     the  subject of the report  that        user  as  may  be  requested  by
     additional     information    is        Avert, Inc. during the course of
     available if requested.                 this agreement.

5.   Obtain   the   proper    written   13.  Be  aware  that,  if an  account
     authorization from the applicant        remains   inactive   for  twelve
     or  employee  for  any  consumer        consecutive  months,  it  may be
     report prior to  requesting  any        closed and a new User  Agreement
     report.                                 may be  required  to reopen  the
                                             account.
6.   Provide  proper  notice  to  the
     applicant or employee, a copy of   14.  Acknowledge  that a facsimile of
     the  report   obtained,   and  a        this agreement is as valid as an
     Summary of Rights,  as  required        original.
     by  the  FCRA,   if  an  adverse
     decision regarding employment is   15.  Recognize   that  in   order  to
     going   to  be   made   due   to        remain in  compliance  with laws
     information    in   any   report        and    regulations     governing
     obtained from Avert, Inc.               consumer    reporting   agencies
                                             Avert may make  modifications to
7.   Ensure  that   reports  will  be        this   agreement  from  time  to
     requested    only   by    User's        time. These modifications may be
     designated  representatives  and        mailed   to  the  User  and  the
     forbid  employees from obtaining        User's use of  Avert's  services
     reports      on      themselves,        after the date  specified in the
     associates  or any other  person        communication  will be construed
     except in the  exercise of their        as your  agreement  and  implied
     official duties.                        consent to these modifications.

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Avert agrees to:

1.   Comply with all applicable  laws   4.   Maintain     consumer     report
     in    the     preparation    and        information    and   transaction
     transmission   of   reports   as        details  for a  minimum  of  two
     defined in 15  USC-1681  et seq,        years.  During an  inquiry,  the
     regulated  by the Federal  Trade        subject  of the  report  has the
     Commission.                             right to  learn  the name of the
                                             User  ordering  information  and
2.   Follow    reasonable     quality        has the right to  receive a copy
     assurance  procedures  to assure        of  the  report  ordered  by the
     maximum  possible   accuracy  of        User  when a lawful  request  is
     information.                            made to Avert.

3.   Re-verify   at   no   cost   any   5.   Provide all  information  to the
     disputed  report when either the        consumer as required by the Fair
     User  or  the  subject  makes  a        Credit Reporting Act.
     request   in   accordance   with
     applicable law. Avert's response   6.   Maintain  confidentiality of its
     shall  be  made in  writing  and        data       acquisition       and
     delivered in a timely manner.           verification methodology.

                                        7.   Avert    may,    at   its   sole
                                             discretion, terminate service to
                                             any user.

I certify that I have read the terms for this Consumer Report User Agreement and I agree to the terms as written.



X
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User Authorized Signature                   Title                           Date

================================================================================
Avert, Inc. Authorized Signature            Title                           Date

Customer Name: ______________________________________________
Customer Number: ____________________________________________


MAIL OR FAX THIS SIGNED  AGREEMENT TO AVERT,  INC. NO LATER THAN  SEPTEMBER  30,
1997.


301 Remington Street
Fort Collins, CO 80524
800.367.5933      FAX 800.237.4011